UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14a Information

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(Amendment No. )

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Harvard Bioscience, Inc.

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Your **Vote** Counts!

HARVARD BIOSCIENCE, INC.

2024 Annual Meeting
Vote by May 13, 2024
11:59 PM ET

HARVARD BIOSCIENCE, INC.
84 OCTOBER HILL ROAD
HOLLISTON, MA 01746-1371

V30221-P05719

You invested in HARVARD BIOSCIENCE, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 14, 2024.**

Get informed before you vote

View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 14, 2024
11:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/HBIO2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Director **Nominee:** 01) Alan Edrick	For
2.	To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	For
3.	Approval, by a non-binding advisory vote, of the compensation of the Company's named executive officers.	For

NOTE: Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

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V30222-P05719